AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
WM ADVANTAGE
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED
ANNUITY CONTRACTS
SUPPLEMENT DATED NOVEMBER 20, 2000
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2000
AS SUPPLEMENTED JULY 5, 2000

          Effective November 20, 2000 American General Life Insurance Company is amending the prospectus and its related statement of additional information solely for the purpose of reflecting a change in the principal underwriter of the Contracts.

On page 50 of the prospectus, the first two paragraphs of the section titled "DISTRIBUTION ARRANGEMENTS" are deleted in their entirety and replaced with the following:

WM Advantage is not for sale to new Owners, although we and WM Funds Distributor, Inc. may decide to resume new Contract sales.

Individuals who may sell the Contracts will be licensed by state insurance authorities as agents of AGL. The individuals will also be registered representatives of broker-dealer firms. We and WM Funds Distributor, Inc. would permit affiliated broker-dealer firms to offer the Contracts for sale. Some individuals may be representatives of firms that are exempt from broker-dealer regulation. WM Funds Distributor, Inc. and any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

American General Distributors, Inc. ("AGDI") is the principal underwriter of the Contracts. AGDI is an affiliate of AGL. AGDI's principal business address is 2929 Allen Parkway, Houston, Texas 77019-2191. Before November 1, 2000 our subsidiary American General Securities Incorporated served in this role. AGDI is also registered with the Securities and Exchange Commission and is a member of the NASD.

          On page 4 of the statement of additional information the section titled "PRINCIPAL UNDERWRITER" is deleted in its entirety and replaced with the following:

PRINCIPAL UNDERWRITER

American General Distributors, Inc. ("AGDI") is the principal underwriter of the Contracts. Before November 1, 2000 American General Securities Incorporated ("AGSI") served in this role. AGSI is our subsidiary broker-dealer.

AGDI is an affiliate of AGL. In the states of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI's principal office is at 2929 Allen Parkway, Houston, Texas 77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGDI is also the principal underwriter for AGL's Separate Accounts A and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies. AGDI, as the principal underwriter is not paid any fees on the Contracts.

As principal underwriter, AGSI did not receive any compensation for any of the past three years.

AGL offers the securities under the Contracts on a continuous basis.